                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 22, 2004

                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                         1-10545                        13-3355897
(State or Other             (Commission File Number)               (IRS Employer
Jurisdiction of                                                   Identification
 Incorporation)                                                       Number)

     80 Pine Street, New York, New York                                10005
  (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
                                   ----------
          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

     On July 22, 2004, Transatlantic Holdings, Inc. ("TRH") issued a press release announcing its financial results for the 2004 second quarter. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 12.

     The text of the press release is being furnished and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934.

                                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSATLANTIC HOLDINGS, INC.
                                                (Registrant)

Date: July 22, 2004


                                        By /s/ STEVEN S. SKALICKY
                                           -------------------------------------
                                           Name: Steven S. Skalicky
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                  Description
-----------                  -----------
99.1          Press release of Transatlantic Holdings, Inc. dated July 22, 2004.